Net Loss per Share	3 Months Ended
Mar. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
6.	Net Loss per Share

Basic and diluted loss per common share is computed based on the weighted average number of shares of Common Stock outstanding, or 5,331,979 and 3,770,589 for the three months ended March 31, 2016 and March 31, 2015, respectively. Common share equivalents (which may consist of stock options, warrants and convertible debt) are excluded from the computation of diluted loss per share since the effect would be anti-dilutive. Common share equivalents which could potentially dilute basic earnings per share in the future, and which were excluded from the computation of diluted loss per share, totaled approximately 3,204,101 and 2,962,400 shares as of March 31, 2016 and March 31, 2015, respectively.